Exhibit 99.2

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following Unaudited Pro Forma Combined Balance Sheet as of March 31, 2008 and the Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2007 and the three months ended March 31, 2008 have been prepared to give effect to the purchase by OMNI Energy Services Corp. (the “Company”) of certain assets of B.E.G. Liquid Mud Services Corp. (“BEG”) as of January 18, 2008 and the acquisition of Industrial Lift Truck and Equipment Co., Inc. (“ILT”) effective April 24, 2008. The Company had two other acquisitions during 2007, BMJ Industrial Investments, L.L.C. and its wholly-owned subsidiary, Charles Holston, Inc. (collectively “CHI”) on March 2, 2007 and the purchase of certain assets of Cypress Consulting Services, Inc. d/b/a Cypress Energy (“Cypress Energy”). The acquisition of BEG, CHI and Cypress Energy and their corresponding operating activities are included within the financial statements of the Company as of and since the dates acquired through March 31, 2008.

The pro forma combined statement of operations gives pro forma effect to (i) the acquisition of certain assets of BEG; (ii) the acquisition of ILT; (iii) the acquisition of CHI; and (iv) the acquisition of certain assets of Cypress Energy, as if the acquisitions had occurred on January 1, 2007. The pro forma balance sheet gives pro forma effect to the acquisition of ILT as if the transaction has occurred on March 31, 2008. The financial information for ILT has been combined in the pro forma financial statements to reflect the acquisition of the entity’s common stock from the selling shareholders. The financial information for BEG has been combined in the pro forma financial statements to reflect the acquisition of certain assets. The pro forma information provided herein has been prepared to assist investors and readers of our financial statements in understanding what our combined results could be for the periods presented had the acquisitions of BEG, ILT, CHI and Cypress Energy occurred on January 1, 2007 and what our balance sheet would have been on March 31, 2008 had ILT been acquired on that date.

The unaudited pro forma information is based upon available information and certain assumptions and adjustments, described in the accompanying notes, that the Company believes are reasonable in the circumstances. Pro forma adjustments are applied to the historical financial statements of the Company, CHI, Cypress Energy, BEG and ILT. The unaudited pro forma financial statements do not purport to represent what our financial condition or results of operations actually would have been if the events described above had occurred as of the dates indicated or what our results will be in future periods. The acquisitions of CHI, Cypress Energy, BEG and ILT are accounted for under the purchase method of accounting. The purchase price allocations, related to certain assets of BEG and related to ILT, among the assets and liabilities acquired and the assignment of lives to the intangible assets are preliminary and subject to further evaluation and adjustment, as the Company has not yet finalized its valuation and its allocation of the purchase price to the assets and liabilities acquired.

The pro forma financial statements should be read in conjunction with the Company’s historical consolidated financial statements and related notes thereto and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Company’s Annual Report on Form 10-K, for the year ended December 31, 2007.

OMNI Energy Services Corp.

Pro Forma Combined Balance Sheet

March 31, 2008

(in thousands)

(unaudited)

	OMNI	ILT	Total	Pro Forma Adjustments	Total Pro Forma
CURRENT ASSETS
Cash and cash equivalents	$6,956	$2,500	$9,456	$(610)	$8,846
Accounts receivable, net	29,707	1,601	31,308	—	31,308
Other receivables	649	—	649	—	649
Prepaid expenses	6,353	413	6,766	—	6,766
Deferred tax asset	6,276	—	6,276	—	6,276
Inventory	7,087	734	7,821	—	7,821
Other current assets	263	—	263	—	263

Total current assets	57,291	5,248	62,539	(610)	61,929

FIXED ASSETS
Property, plant and equipment	101,447	15,279	116,726	1,748	118,474
Accumulated depreciation	(35,953)	(7,025)	(42,978)	7,025	(35,953)

Total property, plant and equipment, net	65,494	8,254	73,748	8,773	82,521

OTHER ASSETS
Goodwill	15,140	—	15,140	—	15,140
Customer intangible assets, net	13,300	—	13,300	1,060	14,360
Licenses, permits and other intangible assets, net	14,072	—	14,072	—	14,072
Loan closing costs, net	4,200	—	4,200	—	4,200
Other assets	457	—	457	—	457

Total other assets	47,169	—	47,169	1,060	48,229

Total assets	$169,954	$13,502	$183,456	$9,223	$192,679

See Notes to Unaudited Pro Forma Financial Statements

OMNI Energy Services Corp.

Pro Forma Combined Balance Sheet—(Continued)

March 31, 2008

(in thousands)

(unaudited)

	OMNI	ILT	Total	Pro Forma Adjustments	Total Pro Forma
CURRENT LIABILITIES
Accounts payable	$17,582	$74	$17,656	$—	$17,656
Accrued expenses	7,732	71	7,803	—	7,803
Revolver	19,288	—	19,288	2,330	21,618
Notes payable—insurance notes	3,025	—	3,025	—	3,025
Notes payable and current maturities of long-term debt	17,552	859	18,411	4,391	22,802

Total current liabilities	65,179	1,004	66,183	6,721	72,904

LONG-TERM LIABILITIES
Notes payable, less current maturities	30,843	—	30,843	15,000	45,843
Other long-term liabilities	2,197	—	2,197	—	2,197
Deferred income taxes	11,685	769	12,454	(769)	11,685

Total long-term liabilities	44,725	769	45,494	14,231	59,725

Total liabilities	109,904	1,773	111,677	20,952	132,629

STOCKHOLDERS’ EQUITY
Preferred stock	1,162	—	1,162	—	1,162
Common stock	192	10	202	(10)	192
Additional paid in capital	95,410	—	95,410	—	95,410
Preferred stock dividends	3	—	3	—	3
Retained earnings	(36,717)	11,719	(24,998)	(11,719)	(36,717)

Total stockholders’ equity	60,050	11,729	71,779	(11,729)	60,050

Total liabilities and stockholders’ equity	$169,954	$13,502	$183,456	$9,223	$192,679

See Notes to Unaudited Pro Forma Financial Statements

OMNI Energy Services Corp.

Pro Forma Condensed Combined Statement of Operations

For the year ended December 31, 2007

(Adjusted to Reflect CHI)

(In thousands, except per share data)

(unaudited)

	OMNI	CHI	Pro Forma Adjustments	Pro Forma Consolidated OMNI
Operating revenues	$172,479	$4,642	$—	$177,121

Operating expenses:
Direct costs	110,252	3,388	—	113,640
Depreciation and amortization	10,761	377	—	11,138
General and administrative expenses	28,117	487	—	28,604

Total operating expenses	149,130	4,252	—	153,382

Operating income	23,349	390	—	23,739
Interest expense	(6,936)	(13)	(255)	(7,204)
Loss on debt extinguishment	(1,100)	—	—	(1,100)
Other income, net	360	20	—	380

Income (loss) from before income taxes	15,673	397	(255)	15,815
Income tax expense	(5,504)	—	(55)	(5,559)

Net Income (loss)	10,169	397	(310)	10,256
Dividends on preferred stock	(503)	—	—	(503)
Non-cash charge attributable to beneficial conversion feature of preferred stock	(255)	—	—	(255)

Net income (loss) available to common stockholders	$9,411	$397	$(310)	$9,498

Basic income per share:
Net income available to common stockholders	$0.52			$0.53

Diluted income per share:
Net income available to common stockholders	$0.40			$0.40

Weighted average common shares outstanding:
Basic	18,077			18,077
Diluted	25,634			25,634

See Notes to Unaudited Pro Forma Financial Statements

OMNI Energy Services Corp.

Pro Forma Condensed Combined Statement of Operations

For the year ended December 31, 2007

(Adjusted to Reflect CHI and Cypress Energy)

(In thousands, except per share data)

(unaudited)

	Pro Forma Consolidated OMNI	Cypress Energy	Pro Forma Adjustments	Pro Forma Consolidated OMNI
Operating revenues	$177,121	$4,485	$141	$181,747

Operating expenses:
Direct costs	113,640	3,682	154	117,476
Depreciation and amortization	11,138	77	121	11,336
General and administrative expenses	28,604	166	(13)	28,757

Total operating expenses	153,382	3,925	262	157,569

Operating income (loss)	23,739	560	(121)	24,178
Interest expense	(7,204)	(89)	(9)	(7,302)
Loss on debt extinguishment	(1,100)	—	—	(1,100)
Other income (expense), net	380	(40)	—	340

Income before income taxes	15,815	431	(130)	16,116
Income tax expense	(5,559)	—	(115)	(5,674)

Net income (loss)	10,256	431	(245)	10,442
Dividends on preferred stock	(503)	—	—	(503)
Non-cash charge attributable to beneficial conversion feature of preferred stock	(255)	—	—	(255)

Net income (loss) available to common stockholders	$9,498	$431	$(245)	$9,684

Basic income per share:
Net income available to common stockholders	$0.53			$0.54

Diluted income per share:
Net income available to common stockholders	$0.40			$0.41

Weighted average common shares outstanding:
Basic	18,077			18,077
Diluted	25,634			25,634

See Notes to Unaudited Pro Forma Financial Statements

OMNI Energy Services Corp.

Pro Forma Condensed Combined Statements of Operations

For the year ended December 31, 2007

(Adjusted to Reflect CHI, Cypress Energy and BEG)

(In thousands, except per share data)

(unaudited)

	Pro Forma Consolidated OMNI	BEG	Pro Forma Adjustments	Pro Forma Consolidated OMNI
Operating revenues	$181,747	$11,655	$—	$193,402

Operating expenses:
Direct costs	117,476	7,617	—	125,093
Depreciation and amortization	11,336	122	978	12,436
General and administrative expenses	28,757	822	—	29,579

Total operating expenses	157,569	8,561	978	167,108

Operating income (loss)	24,178	3,094	(978)	26,294
Interest expense	(7,302)	—	(712)	(8,014)
Loss on debt extinguishment	(1,100)	—	—	(1,100)
Other income (expense), net	340	19	—	359

Income (loss) before income taxes	16,116	3,113	(1,690)	17,539
Income tax expense	(5,674)	—	(548)	(6,222)

Net income (loss)	10,442	3,113	(2,238)	11,317
Dividends on preferred stock	(503)	—	—	(503)
Non-cash charge attributable to beneficial conversion feature of preferred stock	(255)	—	—	(255)

Net income (loss) available to common stockholders	$9,684	$3,113	$(2,238)	$10,559

Basic income per share:
Net income available to common stockholders	$0.54			$0.58

Diluted income per share:
Net income available to common stockholders	$0.41			$0.44

Weighted average common shares outstanding:
Basic	18,077			18,077
Diluted	25,634			25,634

See Notes to Unaudited Pro Forma Financial Statements

OMNI Energy Services Corp.

Pro Forma Condensed Combined Statements of Operations

For the year ended December 31, 2007

(Adjusted to Reflect CHI, Cypress Energy, BEG and ILT)

(In thousands, except per share data)

(unaudited)

	Pro Forma Consolidated OMNI	ILT	Reclassifications (a)	Pro Forma Adjustments	Pro Forma Consolidated OMNI
Operating revenues	$193,402	$13,829	$—	$—	$207,231

Operating expenses:
Direct costs	125,093	2,898	3,433	(50)	131,374
Depreciation and amortization	12,436	—	2,620	(732)	14,324
Operating expense	—	6,837	(6,837)	—	—
General and administrative expenses	29,579	—	784	(239)	30,124

Total operating expenses	167,108	9,735	—	(1,021)	175,822

Operating income	26,294	4,094	—	1,021	31,409
Interest expense	(8,014)	(116)	—	(1,231)	(9,361)
Loss on debt extinguishment	(1,100)	—	—	—	(1,100)
Other income (expense), net	359	74	—	—	433

Income before income taxes	17,539	4,052	—	(210)	21,381
Income tax expense	(6,222)	(1,545)	—	65	(7,702)

Net income	11,317	2,507	—	(145)	13,679
Dividends on preferred stock	(503)	—	—	—	(503)
Non-cash charge attributable to beneficial conversion feature of preferred stock	(255)	—	—	—	(255)

Net income available to common stockholders	$10,559	$2,507	$—	$(145)	$12,921

Basic income per share:
Net income available to common stockholders	$0.58				$0.71

Diluted income per share:
Net income available to common stockholders	$0.44				$0.53

Weighted average common shares outstanding:
Basic	18,077				18,077
Diluted	25,634				25,634

(a)	Reclassifications are presented to conform the presentation of ILT’s audited amounts to OMNI’s financial statement classifications.

See Notes to Unaudited Pro Forma Financial Statements

OMNI Energy Services Corp.

Pro Forma Condensed Combined Statements of Operations

For the three months ended March 31, 2008

(Adjusted to Reflect BEG)

(In thousands, except per share data)

(unaudited)

	OMNI	BEG	Pro Forma Adjustments	Pro Forma Consolidated OMNI
Operating revenues	$40,961	$391	$—	$41,352

Operating expenses:
Direct costs	29,099	276	—	29,375
Depreciation and amortization	2,814	4	41	2,859
General and administrative expenses	8,778	23	—	8,801

Total operating expenses	40,691	303	41	41,035

Operating income (loss)	270	88	(41)	317
Interest expense	(1,990)	—	(30)	(2,020)
Other expense, net	(246)	—	—	(246)

Income (loss) before income taxes	(1,966)	88	(71)	(1,949)
Income tax (expense) benefit	562	—	(7)	555

Net income (loss)	(1,404)	88	(78)	(1,394)
Dividends on preferred stock	(123)	—	—	(123)

Net income (loss) available to common stockholders	$(1,527)	$88	$(78)	$(1,517)

Basic loss per share:
Net loss available to common stockholders	$(0.08)			$(0.08)

Diluted loss per share:
Net loss available to common stockholders	$(0.08)			$(0.08)

Weighted average common shares outstanding:
Basic	19,070			19,070
Diluted	19,070			19,070

See Notes to Unaudited Pro Forma Financial Statements

OMNI Energy Services Corp.

Pro Forma Condensed Combined Statements of Operations

For the three months ended March 31, 2008

(Adjusted to Reflect BEG and ILT)

(In thousands, except per share data)

(unaudited)

	Pro Forma Consolidated OMNI	ILT	Pro Forma Adjustments	Pro Forma Consolidated OMNI
Operating revenues	$41,352	$2,984	$—	$44,336

Operating expenses:
Direct costs	29,375	1,724	(300)	30,799
Depreciation and amortization	2,859	—	474	3,333
General and administrative expenses	8,801	237	(106)	8,932

Total operating expenses	41,035	1,961	68	43,064

Operating income (loss)	317	1,023	(68)	1,272
Interest expense	(2,020)	—	(308)	(2,328)
Other income (expense), net	(246)	34	—	(212)

Income (loss) before income taxes	(1,949)	1,057	(376)	(1,268)
Income tax (expense) benefit	555	8	(270)	293

Net income (loss)	(1,394)	1,065	(646)	(975)
Dividends on preferred stock	(123)	—	—	(123)

Net income (loss) available to common stockholders	$(1,517)	$1,065	$(646)	$(1,098)

Basic loss per share:
Net loss available to common stockholders	$(0.08)			$(0.06)

Diluted loss per share:
Net loss available to common stockholders	$(0.08)			$(0.06)

Weighted average common shares outstanding:
Basic	19,070			19,070
Diluted	19,070			19,070

See Notes to Unaudited Pro Forma Financial Statements

NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

Basis of Presentation

The combination will be accounted for using purchase method of accounting and amounts paid in excess of the fair values of assets acquired and liabilities assumed are recorded as goodwill. The Unaudited Pro Forma Condensed Combined Statements of Operations for the periods presented are comprised of OMNI Energy Services Corp. and Subsidiaries (“OMNI”) and the acquisitions of CHI, Cypress Energy, BEG and ILT as if these acquisitions occurred on January 1, 2007. The Pro Forma Condensed Combined Balance Sheet was prepared as if the acquisition of ILT occurred on March 31, 2008. Originally certain assets of Cypress Energy were purchased effective February 16, 2007 and CHI was acquired effective March 2, 2007. Certain assets of BEG were acquired on January 18, 2008. ILT was acquired effective April 23, 2008. Accordingly, the operations of Cypress Energy for periods subsequent to February 12, 2007, the operations of CHI for periods subsequent to March 1, 2007 and the operations of BEG subsequent to January 18, 2008 are included within the operations of OMNI.

Total consideration for the purchase of BEG is comprised of cash and debt in exchange for certain assets and liabilities. In addition, at the time of closing, BEG was required to have on hand working capital in excess of $1.75 million. Working capital is defined as cash and accounts receivable less accounts payable. The following is a summary of the purchase price consideration to acquire BEG (in thousands):

Cash paid at closing to selling owners	$7,450
Amount held in escrow pending final reconciliation	500
Notes payable to former owners	4,000

$11,950

The allocation of the purchase price is based upon an assessment of the fair value of the assets and liabilities of BEG at January 18, 2008 which is as follows (in thousands):

Current assets	$2,514
Fixed assets	4,540
Other assets, including customer intangibles	5,424
Assumption of operating payables	(528)

$11,950

Management is in the process of completing an independent valuation study by a reputable third party valuation firm. Upon finalization of the allocation of the purchase price to the assets and liabilities acquired, goodwill may be adjusted.

Certain reclassifications have been made to the financial statements of BEG to conform to OMNI’s method of presentation. The reclassifications had no effect on net income.

Total consideration for the purchase of ILT is comprised of cash and debt in exchange for all of the outstanding common stock. In addition, at the time of closing, ILT was required to have on hand working capital in excess of $1.5 million. Working capital is defined as cash, accounts receivable and certain inventory items less accounts payable and accrued expenses. The following is a summary of the purchase price consideration to acquire ILT (in thousands):

Cash paid at closing to selling owners	$16,250
Notes payable to former owners	4,000

$20,250

The allocation of the purchase price is based upon an assessment of the fair value of the assets and liabilities of ILT at April 23, 2008 which is as follows (in thousands):

Current assets	$4,638
Fixed assets	17,027
Other assets, including customer intangibles	1,060
Assumption of operating payables	(2,475)

$20,250

Management is in the process of completing an independent valuation study by a reputable third party valuation firm. Upon finalization of the allocation of the purchase price to the assets and liabilities acquired, goodwill may be adjusted.

Certain reclassifications have been made to the financial statements of ILT to conform to OMNI’s method of presentation. The reclassifications had no effect on net income.

The following are footnotes to the Unaudited Pro Forma Condensed Balance Sheet as of March 31, 2008 to reflect the acquisition of ILT (in thousands, except share amounts):

Sale of real estate
As a condition of the acquisition, certain real estate will be sold to ILT stockholders immediately upon closing. A pro forma adjustment is required as follows:
Increase in Cash and Cash Equivalents	$249

Reduction of Property, plant and equipment	$(249)

Allocation of purchase price to non-current assets

As a result of the acquisition, allocation of the purchase price to non-current assets is required. Based upon management’s estimates, the allocation to non-current assets requires the following pro forma adjustments:

Increase in intangibles	$1,060
Increase in fixed assets	1,997
Removal of prior accumulated depreciation of ILT	7,025

$(10,082)

Debt incurred as a result of the acquisition
As a result of the acquisition, it is anticipated that funds will be borrowed from various sources. Pro forma adjustments are required as follows:
Increase in long-term debt—Term — acquisition component	$16,250
Increase in long-term debt—buyer promissory notes	4,000

$20,250

Increase in revolver related to anticipated excess working capital payment
As a result of the acquisition, it is anticipated an excess working capital payment will be due. A pro forma adjustment is required as follows:
Increase in revolver	$2,330

Payment of debt of ILT

Upon closing of the acquisition, OMNI paid off ILT’s debt to financial institutions. It is anticipated that the funds received as cash in the acquisition will be used to pay off the financial institution debt. A pro forma adjustment is required as follows:

Reduction in debt	$(859)

Reduction in cash and cash equivalents	$(859)

Reduction in Other long-term liabilities

As a result of the acquisition, the deferred income tax credit included on the balance sheet of ILT will be removed by virtue of the offset with OMNI’s net operating loss carryforward. A pro forma adjustment is required as follows:

Reduction in deferred income tax liability	$(769)

Decrease in Common Stock and Retained Earnings
At closing, the capital structure of ILT will be eliminated. Pro forma adjustments are required as follows:
Decrease in common stock (at par)	$(10)
Decrease in retained earnings	(11,719)

$(11,729)

The following are footnotes to the Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2007 (in thousands):

CHI

Due to the fact that CHI was purchased effective March 2, 2007, the following pro forma adjustments are for the period January 1, 2007 through March 1, 2007.

Interest expense
Net increase in interest expense based upon a total borrowing of $23,000 to fund the acquisition of CHI at interest rates ranging from 5% to 7.32%		$255

Income Taxes
Adjustment of income taxes to estimated amount (38.5% of income before income taxes) at December 31, 2007		$55

Cypress Energy

Due to the fact that Cypress Energy was purchased effective February 16, 2007, the following pro forma adjustments are for the period January 1, 2007 through February 15, 2007.

Operating revenues
A reclassification between direct costs and revenues is required (as follows):
Net increase in operating revenues to reclassify amounts originally recorded as a reduction of direct costs		$141

Net increase in direct costs to offset revenues originally recorded as a reduction of direct costs		$141

Depreciation and amortization
Net increase in depreciation expense related to the acquisition of equipment with an estimated fair market value of $4,326 depreciated over various useful lives	$79
Net increase in amortization expense related to the acquisition of amortizable intangible assets with an estimated fair market value of $5,724 amortized over various useful lives	51	$130

Reclassification
A reclassification between amortization and interest expense is required to properly reflect comparisons between periods:
Decrease in amortization expense		$(8)

Increase in interest expense		$8

General and administrative expense
A reclassification between direct costs and general and administrative expenses following the acquisition (as follows):
Increase in direct costs		$13
Reduction in general and administrative costs		$(13)

Interest expense
Net increase in interest expense based upon a total borrowing of $10,050 to fund the acquisition of Cypress Energy at interest rates ranging from 5% to 7.32%		$1

Income taxes
Adjustment of income taxes to estimated amount (38.5% of income before income taxes) at December 31, 2007		$115

BEG
Due to the fact that certain assets of BEG were purchased January 18, 2008, the following pro forma adjustments are for the entire year ended December 31, 2007.

Depreciation and amortization
Net increase in depreciation expense related to the acquisition of equipment with an estimated fair market value of $4,540 depreciated over various useful lives	$178
Net increase in amortization expense related to the acquisition of amortizable intangible assets an estimated fair market value of $5,424 amortized over various useful lives	800	$978

Interest expense
Net increase in interest expense based upon a total borrowing of $11,750 to fund the acquisition of BEG at interest rates ranging from 5% to 7.32%		$712

Income taxes
Adjustment of income taxes to estimated amount (38.5% of income before income taxes) at December 31, 2007		$548

BEG
Due to the fact that certain assets of BEG were purchased effective January 18, 2008, the following pro forma adjustments are for the period from January 1, 2007 through January 17, 2008.

Depreciation and amortization
Net increase in depreciation expense related to the acquisition of equipment with an estimated fair market value of $4,540 depreciated over various useful lives	$8
Net increase in amortization expense related to the acquisition of amortizable intangible assets with an estimated fair market value of $5,424 amortized over various useful lives	33	$41

Interest expense
Net increase in interest expense based upon a total borrowing of $11,750 to fund the acquisition of CHI at interest rates ranging from 5% to 7.32%		$30

Income taxes
Adjustment of income taxes to estimated amount (38.5% of income before income taxes) at March 31, 2008		$7

ILT
Due to the fact that the common stock of ILT was purchased effective April 23, 2008, the following pro forma adjustments are for the entire year ended December 31, 2007.

Direct costs
Decrease in rent expense as a result of a new lease on the company’s facility		$(50)

Depreciation and amortization
Net decrease in depreciation expense related to the acquisition of equipment with an estimated fair market value of $17,028 depreciated over various useful lives	$(838)
Net increase in amortization expense related to the acquisition of amortizable intangible assets with an estimated fair market value of $1,060 amortized over various useful lives	106	$(732)

General and administrative expense
Reduction in general and administrative expenses following the acquisition (as follows):
Reduction in salaries of employees adjusted by employment agreement after the acquisition		$(239)

Interest expense
Net increase in interest expense based upon a total borrowing of $19,950 to fund the acquisition of ILT at interest rates ranging from 5% to 6.50%		$1,231

Income taxes
Adjustment of income taxes to estimated amount (38.5% of income before income taxes) at December 31, 2007		$(65)

The following are footnotes to the Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended March 31, 2008 (in thousands):

ILT
Due to the fact that the common stock of ILT was purchased effective April 23, 2008, the following pro forma adjustments are for the period from January 1, 2008 through March 31, 2008.

Direct costs
A reclassification between direct costs and revenues is required (as follows):
Reduction due to non-recurring bonus paid during the period		$(300)

Depreciation and amortization
Net increase in depreciation expense related to the acquisition of equipment with an estimated fair market value of $17,028 depreciated over various useful lives	$447
Net increase in amortization expense related to the acquisition of amortizable intangible assets an estimated fair market value of $1,060 amortized over various useful lives	27	$474

General and administrative expense
Reduction in general and administrative expenses following the acquisition (as follows):
Reduction in salaries of employees adjusted by employment agreement after the acquisition		$(106)

Interest expense
Net increase in interest expense based upon a total borrowing of $19,950 to fund the acquisition of ILT at interest rates ranging from 5% to 6.50%		$308

Income taxes
Adjustment of income taxes to estimated amount (38.5% of income before income taxes) at March 31, 2008		$270